                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 SRS Labs, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

     (5) Total fee paid:

         -----------------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)       Amount Previously Paid:

         -----------------------------------------------------------------------

     (2)       Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

     (3)       Filing Party:

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     (4)       Date Filed:

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                                        2

                                 SRS LABS, INC.
                              2909 DAIMLER STREET
                          SANTA ANA, CALIFORNIA 92705

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

     We cordially invite you to attend our 1999 Annual Meeting of Stockholders. This Annual Meeting will be held at 10:00 A.M., California time, on Thursday, June 10, 1999, at the principal executive offices of the Company, located at 2909 Daimler Street, Santa Ana, California 92705, for the following purposes:

          1. To elect two Class III directors to the Board of Directors to hold office for a term of three years and until their respective successors are elected and qualified.

          2. To act upon a proposal to approve the Amended and Restated SRS Labs, Inc. 1996 Nonemployee Directors' Stock Option Plan.

          3. To transact such other business as may properly come before this Annual Meeting or any adjournment thereof.

     The Board of Directors has nominated Stephen V. Sedmak and Thomas C.K. Yuen as the nominees for election to the Board of Directors as Class III directors.

     The Board of Directors has fixed the close of business on April 16, 1999, as the record date for the determination of stockholders entitled to notice of, and to vote at, this Annual Meeting.

     YOU ARE CORDIALLY INVITED TO BE PRESENT AND TO VOTE AT THIS ANNUAL MEETING IN PERSON. HOWEVER, YOU ARE ALSO REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID AND ADDRESSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND. IN THE EVENT YOU HAVE RETURNED A SIGNED PROXY, BUT ELECT TO ATTEND THIS ANNUAL MEETING AND VOTE IN PERSON, YOU WILL BE ENTITLED TO VOTE.

                                          By Order of the Board of Directors,

                                          /s/ John AuYeung
                                          --------------------------------------
                                          John AuYeung
                                          Executive Vice President,
                                          Chief Operating Officer and Secretary

Santa Ana, California
April 29, 1999

                                 SRS LABS, INC.
                              2909 DAIMLER STREET
                          SANTA ANA, CALIFORNIA 92705
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     The Board of Directors of SRS Labs, Inc. (the "Company") is soliciting proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on Thursday, June 10, 1999, at the principal executive offices of the Company, located at 2909 Daimler Street, Santa Ana, California 92705, at 10:00 A.M., California time, and at any adjournments thereof (the "Annual Meeting" or the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and described herein. This Proxy Statement describes issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision. The approximate date on which this Proxy Statement and the enclosed form of proxy are first being sent or given to stockholders is May 7, 1999.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

     WHO MAY VOTE. The Board of Directors of the Company (the "Board of Directors" or the "Board") has fixed the close of business on April 16, 1999, as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting (the "Record Date"). The only outstanding class of stock of the Company is its common stock, par value $.001 per share ("Common Stock"). At the Record Date, 11,697,944 shares of Common Stock were outstanding. Of that amount, 12,000 shares were held as treasury shares. Each share of Common Stock, excluding treasury shares, entitles its record holder on the Record Date to one vote on all matters. With respect to the election of directors only (Proposal 1), stockholders may vote in favor of all nominees or withhold their votes as to all nominees or withhold their votes as to specific nominees.

     NOMINATIONS FOR DIRECTORS. The Bylaws of the Company (the "Bylaws") set forth certain procedures relating to the nomination of directors (the "Nomination Bylaw") and no person shall be eligible for election as a director unless nominated in accordance with the provisions of the Nomination Bylaw. Nominations of persons for election to the Board of Directors may be made by (a) the Board of Directors or a committee appointed by the Board of Directors or (b) any stockholder who (i) is a stockholder of record at the time of giving the notice provided for in the Nomination Bylaw, (ii) shall be entitled to vote for the election of directors at the Annual Meeting and (iii) complies with the notice procedures set forth in the Nomination Bylaw.

     Nominations by stockholders shall be made in written form to the Secretary of the Company. To be timely for the Annual Meeting, a stockholder's notice must have been delivered to or mailed and received at the principal executive offices of the Company not more than 90 days (March 13, 1999) nor less than 60 days (April 12, 1999) prior to the first anniversary of the preceding year's annual meeting (June 11, 1999); provided, however, that in the event that the date of the Annual Meeting is changed by more than 30 days from such anniversary date, notice by the stockholder to be timely must be received by the Company not later than the close of business on the 10th day following the day on which public announcement of the date of the Meeting is first made. For the annual meeting to be held in the year 2000, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Company not earlier than March 12, 2000 and not later than April 11, 2000.

     To be effective, the written notice must include (a) the name and address, as they appear on the Company's books, of the stockholder giving the notice and of the beneficial owner, if any, on whose behalf the nomination is made; (b) a representation that the stockholder giving the notice is a holder of record of stock of the Company entitled to vote at the Annual Meeting and intends to appear in person or by proxy at the Annual Meeting to nominate the person or persons specified in the notice; (c) the number of shares of Common Stock owned beneficially and of record by the stockholder giving the notice and by the beneficial owner, if any, on whose behalf the nomination is made; (d) a description of all arrangements or understandings between or among any of (i) the stockholder giving the notice,
(ii) the beneficial owner on whose behalf the notice is given, (iii) each nominee, and (iv) any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder giving the notice; (e) such other information regarding each nominee proposed by the stockholder giving the notice as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission (the "SEC") had the nominee been nominated, or intended to be nominated, by the Board; and (f) the signed consent of each nominee to serve as a director of the Company if so elected. At the request of the Board of Directors, any person nominated by the Board for election as a director shall furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

     The presiding officer of the Annual Meeting shall, if the facts warrant, determine that a nomination was not made in accordance with the procedures prescribed by the Nomination Bylaw, and if he should so determine, he shall so declare to the Meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of the Nomination Bylaw, a stockholder also must comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder with respect to the matters set forth in the Nomination Bylaw.

     REVOCABILITY OF PROXY. You may revoke your proxy prior to its exercise. You may do this by (a) delivering to the Secretary of the Company, John AuYeung, at or prior to the Annual Meeting, an instrument of revocation or another proxy bearing a date or time later than the date or time of the proxy being revoked or
(b) voting in person at the Annual Meeting. Mere attendance at the Annual Meeting will not serve to revoke your proxy.

     HOW YOUR SHARES WILL BE VOTED. All proxies received and not revoked will be voted as directed. If no directions are specified, such proxies will be voted "FOR" (a) election of the Board's nominees for Class III directors and (b) approval of the Amended and Restated SRS Labs, Inc. 1996 Nonemployee Directors' Stock Option Plan. As to any other business which may properly come before the Annual Meeting, the persons named in such proxies will vote in accordance with their best judgment, although the Company does not presently know of any other such business.

     VOTING; QUORUM; AND BROKER NON-VOTES. Shares of Common Stock will be counted as present at the Annual Meeting if the stockholder is present and votes in person at the Meeting or has properly submitted a proxy card. A majority of the Company's outstanding shares entitled to vote as of the Record Date must be present at the Annual Meeting in order to hold the Meeting and conduct business. This is called a quorum. As noted above, treasury shares are not entitled to vote and, therefore, are not counted in determining a quorum. Abstentions and non-votes will be counted for purposes of determining the existence of a quorum at the Annual Meeting. The two nominees receiving the highest number of votes "for" a director will be elected as directors. This number is called a plurality. The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on each of the proposals (other than the election of directors) is required for the adoption of each such proposal. Abstentions will be counted as votes against any of the proposals as to which a stockholder abstains, but non-votes will have no effect on the voting with respect to any proposal as to which there is a non-vote. A non-vote may occur when a nominee holding shares of Common Stock for a beneficial owner does not vote on a proposal because such nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

     EXPENSES; METHOD OF SOLICITATION. The expenses of soliciting proxies for the Annual Meeting are to be paid by the Company. Solicitation of proxies may be made by means of personal calls upon, or telephonic or telegraphic communications with, stockholders or their personal representatives by directors, officers and employees of the Company who will not be specially compensated for such services. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding this Proxy Statement to stockholders whose Common Stock is held of record by such entities. The Board of Directors has authorized certain officers of the Company to retain the services of a proxy solicitation firm if, in such officers' view, it is deemed necessary. The Company has not engaged such a firm at this time; however, to the extent it decides to do so, the Company will utilize the services of Corporate Investor Communications, Inc. to assist in the solicitation of proxies in connection with this Proxy Statement, and such firm will receive a fee estimated to be $4,000 and will be reimbursed for out-of-pocket expenses.

     The Company was incorporated in the State of California in June 1993 and reincorporated in the State of Delaware in June 1996. All references to the Company reflect this continuation. The Company first became a reporting company, pursuant to Section 13(a) of the Exchange Act, in August 1996.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table contains certain information as of the Record Date regarding all persons who were the beneficial owners of more than 5% of the outstanding shares of Common Stock, each of the directors of the Company including each nominee for director, each of the executive officers named in the Summary Compensation Table set forth herein under the caption "Compensation of Executive Officers" (we refer to all these officers as the "Named Executive Officers") and all directors and executive officers as a group. The persons named hold sole voting and investment power with respect to the shares shown opposite their respective names, unless otherwise indicated. The information with respect to each person specified is as supplied or confirmed by such person, based upon statements filed with the SEC, or based upon the actual knowledge of the Company.

                                                          AMOUNT AND NATURE OF
                                                         BENEFICIAL OWNERSHIP(1)
                                                         -----------------------
                                                         NUMBER OF
                                                          SHARES       RIGHT TO       PERCENT OF
                         NAME                            OWNED(2)     ACQUIRE(3)    CLASS(1)(2)(3)
                         ----                            ---------    ----------    --------------
Thomas C.K. Yuen and Misako Yuen(4)(5).................  2,876,337     293,017          26.43%
Mutual Management Corp.(6).............................    652,046          --           5.57%
Packard Bell NEC, Inc.(7)..............................    572,061     382,104           7.90%
Thomrose Holdings (BVI) Limited(8)(9)..................    778,179          --           6.65%
Rayfa (BVI) Limited(9)(10).............................    709,760          --           6.07%
Capital Guardian Trust Company(11).....................    692,000          --           5.92%
Class I Directors:
  Robert Pfannkuch(5)..................................         --      20,000              *
  Jeffrey I. Scheinrock(5).............................         --      32,242              *
  Thomas W.T. Wan(8)(9)................................    778,179       8,750           6.72%
Class II Directors:
  John AuYeung(5)......................................         --      23,750              *
  John Tu(5)...........................................    211,152      20,000           1.97%
Class III Directors/Nominees:
  Stephen V. Sedmak(5)(12).............................    561,948     396,042           7.92%
  Thomas C.K. Yuen(4)(5)...............................  2,876,337     293,017          26.43%
Named Executive Officers Who are Not Directors:
  Janet M. Biski(13)...................................         --      98,880              *
  Thomas R. Parkinson(14)..............................         --       8,750              *
All directors and executive officers as a group (9
  persons).............................................  4,427,616     901,431          42.30%

---------------
  *  Less than one percent.

 (1) Subject to applicable community property and similar statutes.

 (2) Includes shares beneficially owned, whether directly or indirectly, individually or together with associates.

 (3) Shares that can be acquired through stock option exercises through June 15, 1999 (within 60 days of the Record Date). These shares are referred to herein as "Stock Option Shares."

 (4) Includes 2,668,582 shares of Common Stock held by Mr. and Mrs. Yuen as co-trustees of the Thomas Yuen Family Trust and 293,017 Stock Option Shares granted to Mr. Yuen. Also includes 207,755 shares of Common Stock held by Atsuko Hamasaki as trustee of the Yuen 1993 Irrevocable Trust (144,825 shares) and as custodian for Mr. and Mrs. Yuen's children, Jennifer Wen Lee Yuen (31,465 shares) and Constance Kahlee Yuen (31,465 shares). Mr. and Mrs. Yuen disclaim beneficial ownership of the 207,755 shares held by Atsuko Hamasaki.

                                         (Footnotes continued on the next page.)

(Footnotes continued from the preceding page.)

 (5) The mailing address of such stockholder is c/o SRS Labs, Inc., 2909 Daimler Street, Santa Ana, California 92705.

 (6) Mutual Management Corp. ("MMC"), Salomon Smith Barney Holdings Inc. ("SSB Holdings") and Travelers Group Inc. ("TRV"), 388 Greenwich Street, New York, New York 10013, filed a joint Schedule 13G on or about September 9, 1998. SSB Holdings is the sole stockholder of MMC, and TRV is the sole stockholder of SSB Holdings. MMC has shared voting and dispositive power over 600,000 shares, and SSB Holdings and TRV each have shared voting and dispositive power over 652,046 shares. SSB Holdings and TRV disclaim beneficial ownership of the shares referred to in the Schedule 13G.

 (7) The mailing address for Packard Bell NEC, Inc. is 1 Packard Bell Way, Sacramento, California 95828.

 (8) All of the 778,179 shares are held by Thomrose Holdings (BVI) Limited ("Thomrose"). Mr. Thomas W.T. Wan, a director and an executive officer of the Company, is the sole stockholder of Thomrose.

 (9) The mailing address of such stockholder is c/o Valence Technology Inc., Unit 413, 4th Floor, Hong Kong Industrial Technology Centre, 72 Tat Chee Avenue, Kowloon Tong, Hong Kong.

(10) The sole stockholder of Rayfa (BVI) Limited is Raymond Choi. Mr. Choi also is the President of Valence Semiconductor Design Limited, a subsidiary of Valence Technology Inc.

(11) Capital Guardian Trust Company ("CGTC"), 333 South Hope Street, Los Angeles, California 90071, filed a Schedule 13G on or about February 12, 1999. CGTC is an investment management company that holds dispositive and voting power over 692,000 shares.

(12) Includes 13,800 shares held by Mr. Sedmak's wife, Mary Sedmak, as custodian for their children, Jeffrey Sedmak (6,900 shares) and Sarah Sedmak (6,900 shares). Mr. Sedmak resigned as an executive officer and employee of the Company effective July 7, 1998.

(13) Ms. Biski resigned as an executive officer and employee of the Company effective April 16, 1999. The mailing address for Ms. Biski is 24699 Del Prado, Dana Point, California 92629.

(14) Mr. Parkinson resigned as an executive officer and employee of the Company effective February 5, 1999. The mailing address for Mr. Parkinson is 107 Florence Dr., Aptos, California 95003.

                             ELECTION OF DIRECTORS

                                  (PROPOSAL 1)

     Under the Company's Certificate of Incorporation and Bylaws, which provide for a "classified" board of directors, two persons, Stephen V. Sedmak and Thomas C.K. Yuen, have been nominated by the Board of Directors for election at the Annual Meeting to serve a three year term expiring at the annual meeting in 2002 and until their respective successors are elected and qualified. Directors shall be elected by a plurality of the votes of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such election.

     The Bylaws provide for seven directors. Currently, there are three Class I directors (Messrs. Pfannkuch, Scheinrock and Wan), whose term expires at the 2000 annual meeting of stockholders; two Class II directors (Messrs. AuYeung and Tu), whose term expires at the 2001 annual meeting of stockholders; and two Class III directors (Messrs. Sedmak and Yuen), whose term expires at the Annual Meeting.

     Each of the nominees presently serves as a Class III director and has served continuously as a director of the Company since the date indicated in his biography below. In the event either nominee is unable to or declines to serve as a director at the time of the Annual Meeting (which is not anticipated), the persons named in the proxy will vote for the election of such person or persons as may be designated by the present Board of Directors. UNLESS OTHERWISE DIRECTED IN THE ACCOMPANYING PROXY, THE PERSONS NAMED THEREIN WILL VOTE FOR THE ELECTION OF THE TWO DIRECTOR NOMINEES LISTED BELOW.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF STEPHEN V. SEDMAK AND THOMAS C.K. YUEN AS CLASS III DIRECTORS.

INFORMATION WITH RESPECT TO THE CLASS III DIRECTOR NOMINEES

     The following table sets forth information regarding the nominees, including age on the date of the Annual Meeting, present position with the Company, period served as a director and other business experience during the past five years.

                                       DIRECTOR
             NAME                AGE    SINCE          PRINCIPAL OCCUPATION AND OTHER INFORMATION
             ----                ---   --------        ------------------------------------------
Stephen V. Sedmak..............  50      1993     Mr. Sedmak, currently retired, was one of the
                                                  founders of the Company. He served as President of
                                                  the Company since its inception in June 1993 until
                                                  July 1998. In addition, Mr. Sedmak has served as a
                                                  director of the Company since June 1993 and served as
                                                  Chief Operating Officer from June 1996 until July
                                                  1998. Mr. Sedmak also has served as a member of the
                                                  Compensation Committee of the Board since April 1999.
                                                  Prior to joining the Company, Mr. Sedmak served as
                                                  Vice President of Sales for PTC Corporation, a
                                                  provider of telecommunications systems, from January
                                                  1973 to March 1982, as Vice President of Sales for
                                                  The ICT Group, a provider of database marketing and
                                                  telemarketing services, from March 1985 to September
                                                  1987, and as Vice President of Sales for TeleRelation
                                                  Systems Inc., a software development company, from
                                                  January 1991 to June 1992. Mr. Sedmak was involved as
                                                  a founder of each of these companies. In addition,
                                                  Mr. Sedmak held a variety of executive sales and
                                                  marketing positions with IBM/ ROLM Corporation, a
                                                  leading telecommunications manufacturer, from March
                                                  1982 to March 1985.
Thomas C.K. Yuen...............  47      1994     Mr. Yuen has served as Chairman, Chief Executive
                                                  Officer and a director of the Company since January
                                                  1994, and has served as President of the Company
                                                  since April 1999. Mr. Yuen also has served as a
                                                  director of Valence Technology Inc. ("Valence") and
                                                  all but one of Valence's subsidiaries since March
                                                  1998. In addition, Mr. Yuen served as Chief Financial
                                                  Officer of the Company from January 1994 to July
                                                  1994. Since May 1995, Mr. Yuen has also served as
                                                  Chairman and a director for Asia Communications
                                                  Global Limited, a privately-held Internet technology
                                                  company focusing on the dissemination of financial,
                                                  home shopping and other information to substantially
                                                  all of the Asian market ("ACGL"). Since June 1993,
                                                  Mr. Yuen has served as Chairman, Chief Executive
                                                  Officer, President and a director of Atlantis
                                                  Computers, Inc. d/b/a NuReality, a privately held
                                                  company that manufactures computer multimedia and
                                                  consumer audio/video products and is a licensee of
                                                  the Company ("NuReality"). Mr. Yuen is one of the
                                                  founders of AST Research, Inc., where he served as a
                                                  director from such company's inception in 1981 until
                                                  June 1992 and the company's Co-Chairman and Chief
                                                  Operating Officer from August 1987 to June 1992.

INFORMATION WITH RESPECT TO DIRECTORS WHOSE TERMS CONTINUE

     The following table sets forth similar information regarding the members of the Board of Directors who are designated either Class I or Class II Directors and are continuing in office as directors of the Company.

Class I Directors -- Term Expiring at the 2000 Annual Meeting

                                    DIRECTOR
            NAME              AGE    SINCE             PRINCIPAL OCCUPATION AND OTHER INFORMATION
            ----              ---   --------           ------------------------------------------
Robert Pfannkuch............  64      1998     Mr. Pfannkuch has served as a director of the Company
                                               since June 1998. Since April 1997, Mr. Pfannkuch has been
                                               President of Panasonic Disc Services Corporation (PDSC)
                                               headquartered in Torrance, California. A wholly-owned
                                               subsidiary of Matsushita Electric Industrial Co. Ltd. in
                                               Japan, PDSC was founded in June 1996 to manufacture DVDs
                                               for the movie, music, and computer software industries.
                                               From January 1990 to April 1997, Mr. Pfannkuch was
                                               President of Telefuture Partners, a consulting firm for
                                               both foreign and domestic electronic and media companies.
                                               Mr. Pfannkuch has been in the field of video
                                               communications since 1963 when he founded Audio Video
                                               Industries. In 1974, he organized a videocassette
                                               duplication division for Bell & Howell Company, which grew into one of the world's largest duplicators and by 1985
                                               was known as Bell & Howell/Columbia/Paramount Video
                                               Services (BHCP) to reflect the addition of Columbia
                                               Pictures and Paramount Pictures as joint venture partners.
                                               In May 1988, The Rank Organisation Plc purchased BHCP and
                                               renamed the unit "Rank Video Services America." Mr.
                                               Pfannkuch was Chairman and CEO of Rank Video Services
                                               America from May 1988 to January 1990. Having broad
                                               exposure to all facets of the home video industry since
                                               its inception, Mr. Pfannkuch is widely known and has
                                               received numerous awards and citations for his many
                                               contributions to the growth of home video, including
                                               membership in the Video Hall of Fame.
Jeffrey I. Scheinrock.......  48      1996     Mr. Scheinrock has served as a director of the Company and a member of the Board's Audit Committee since June 1996.
                                               Since June 1997, Mr. Scheinrock has served as Chief
                                               Executive Officer of Scheinrock Advisory Group, an
                                               investment consulting firm. Prior thereto, he served as
                                               Vice Chairman and Chief Financial Officer of Kistler
                                               Aerospace Corporation, a manufacturer of reusable launch
                                               vehicles, from July 1996 to May 1997. Prior thereto, he
                                               served as Vice Chairman -- Finance and Strategic Planning
                                               and Chief Financial Officer of Packard Bell Electronics,
                                               Inc., a manufacturer of personal computers, from March
                                               1989 to June 1996. Mr. Scheinrock also has served as a
                                               director of Brilliant Digital Entertainment, a developer
                                               and distributor of digital equipment, since October 1996.
Thomas W.T. Wan.............  38      1998     Mr. Wan has served as a Vice President and a director of
                                               the Company since the closing of the acquisition of
                                               Valence by the Company in March 1998. Mr. Wan was
                                               appointed as a director and an executive officer of the
                                               Company pursuant to the terms of the Stock Purchase
                                               Agreement dated February 24, 1998, among the Company,
                                               Valence, Mr. Wan and three other management stockholders
                                               of Valence, relating to the acquisition of Valence by the
                                               Company. Mr. Wan also serves as President and Chief
                                               Executive Officer of Valence, a position he has held since
                                               May 1995. In addition, Mr. Wan has served as a director of
                                               Valence and each of Valence's subsidiaries since May 1995.
                                               Mr. Wan also served as President, Chief Executive Officer
                                               and Sales and Marketing Manager of Valence Semiconductor
                                               (HK) Limited from April 1990 to May 1995. Prior thereto,
                                               Mr. Wan served as Assistant Executive Engineer and
                                               Executive Engineer in the Full-Custom Chip Design Division
                                               of British Telecom Research Laboratories from 1985 to
                                               1990.

Class II Directors -- Term Expiring at the 2001 Annual Meeting

                                    DIRECTOR
            NAME              AGE    SINCE            PRINCIPAL OCCUPATION AND OTHER INFORMATION
            ----              ---   --------          ------------------------------------------
John AuYeung, Ph.D..........  47      1996     Dr. AuYeung has served as Executive Vice President since
                                               July 1998 and as Chief Operating Officer, Secretary and
                                               Acting Chief Financial Officer and Treasurer of the
                                               Company since April 1999, as a director of the Company
                                               since May 1996 and has served as a member of the Audit
                                               Committee of the Board since June 1996. Dr. AuYeung also
                                               served as a member of the Compensation Committee of the
                                               Board, from June 1996 through June 1998. In addition,
                                               Dr. AuYeung has served as a director of Valence and all
                                               but one of Valence's subsidiaries since March 1998. From
                                               November 1996 to February 1999, Dr. AuYeung served as
                                               President, Secretary and Treasurer of ACG (U.S.), Inc.,
                                               the U.S. subsidiary of a foreign-based Internet company.
                                               Dr. AuYeung also has served since November 1996 as
                                               President of Communications Management, Inc., a
                                               management consulting firm and since October 1996, as
                                               Assistant Secretary of ACGL. Prior thereto, Dr. AuYeung
                                               served as Vice President, Technology and Business
                                               Development of NuReality from May 1995 to October 1996.
                                               In addition, Dr. AuYeung served in a variety of
                                               management positions with Newport Corporation, a
                                               scientific research instrument manufacturer, from March
                                               1982 to April 1995. Prior to joining Newport
                                               Corporation, Dr. AuYeung was a research scientist at the
                                               Jet Propulsion Laboratory. Dr. AuYeung holds a B.S. from
                                               the Massachusetts Institute of Technology and an M.S.
                                               and a Ph.D. in electrical engineering from the
                                               California Institute of Technology.
John Tu.....................  57      1994     Mr. Tu has served as a director of the Company since May
                                               1994. In addition, since June 1996, Mr. Tu has served as
                                               a member of the Audit Committee of the Board. Mr. Tu
                                               also served as a member of the Compensation Committee of
                                               the Board from June 1996 through June 1998 and currently
                                               serves on such Committee since April 1999. Mr. Tu has
                                               served as a director and President of Kingston
                                               Technology Company (and its predecessor, Kingston
                                               Technology Corporation), a manufacturer of computer
                                               products, since October 1987. Mr. Tu also was a
                                               co-founder of Kingston Technology Corporation. Prior
                                               thereto, from 1982 to 1986, Mr. Tu served as President
                                               of Camintonn Corporation, a manufacturer of board level
                                               products for the DEC marketplace, and from 1986 to 1987,
                                               he served as Vice President and General Manager of the
                                               Digital Division after the company's sale to AST
                                               Research. Mr. Tu was also a co-founder of Camintonn
                                               Corporation. Mr. Tu earned a degree in electrical
                                               engineering from the Technische Hochschule Darmstadt in
                                               Germany.

INFORMATION WITH RESPECT TO EXECUTIVE OFFICERS

     The executive officers of the Company are Thomas C .K. Yuen, John AuYeung and Thomas W.T. Wan, each of whom is also a director of the Company and whose business biographies are referenced above. Executive officers are elected by, and serve at the pleasure of, the Board of Directors.

                    INFORMATION ABOUT THE BOARD OF DIRECTORS
                          AND COMMITTEES OF THE BOARD

MEETINGS OF THE BOARD AND ITS COMMITTEES

     The Board of Directors manages the business of the Company. It establishes overall policies and standards for the Company and reviews the performance of management. In addition, the Board has established an Audit Committee and a Compensation Committee whose functions are briefly described below. The Board has not established a Nominating Committee. From July 1, 1998 through April 14, 1999, the Board decided to assume the responsibilities of the Compensation Committee for making determinations regarding salaries, bonuses and other compensation for the Company's officers and making decisions with respect to awards, including but not limited to stock option grants to the Company's directors, officers, key employees, consultants and important business associates pursuant to the Company's discretionary plans. In April 1999, the Board reinstated the Compensation Committee. The directors are kept informed of the Company's operations at meetings of the Board and its committees through reports and analyses from, and discussions with, management.

     During the fiscal year ended December 31, 1998 (the "Fiscal Year" or "Fiscal 1998"), the Board of Directors met on two occasions and took action by Unanimous Written Consent on 10 occasions.

     Audit Committee. The Audit Committee recommends to the Board of Directors the appointment of the independent certified public accountants for the following year and reviews the scope of the audit, the independent certified public accountants' report and the auditors' comments relating to the adequacy of the Company's system of internal controls and accounting policies. The members of the Audit Committee are John AuYeung, John Tu and Jeffrey I. Scheinrock (Chairman). During the Fiscal Year, the Audit Committee did not meet.

     Compensation Committee. The Compensation Committee is responsible for making determinations regarding salaries, bonuses and other compensation for the Company's officers and making decisions with respect to awards, including but not limited to stock option grants to the Company's directors, officers, key employees, consultants and important business associates pursuant to the Company's discretionary plans and bonus awards under the Company's Annual Incentive Bonus Plan and the Company's Annual Supplemental Executive Bonus Plan. In Fiscal 1998, the Compensation Committee was comprised of John AuYeung (Chairman) and John Tu. Currently, the Compensation Committee is comprised of Stephen V. Sedmak (Chairman) and John Tu. The Compensation Committee did not meet during the Fiscal Year; however, it acted by Unanimous Written Consent on six occasions.

     Each incumbent director attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors held during the Fiscal Year (held during the period for which he has been a director) and (b) the total number of meetings held by all committees of the Board on which he served during the Fiscal Year (held during the period that he served).

COMPENSATION OF DIRECTORS

     Directors who also are employees of the Company are not paid any fees or remuneration, as such, for their service on the Board or on any Board committee.

     Cash Compensation. In Fiscal 1998, each nonemployee director was entitled to receive $500 for each Board meeting that he attended and $250 for each telephonic Board meeting in which he participated. Each nonemployee director also was entitled to receive $250 for each committee meeting that he attended in person or telephonically. In addition, each nonemployee director was entitled to be reimbursed for reasonable travel and other expenses incurred in connection with attending Board and committee meetings.

     Nonemployee Directors' Plan. Each nonemployee director is eligible to receive stock options under the SRS Labs, Inc. 1996 Nonemployee Directors' Stock Option Plan (the "Nonemployee Directors' Plan"), a nondiscretionary, formula stock option plan pursuant to which 120,000 shares of Common Stock have been authorized for issuance.

     Each nonemployee director of the Company who was in office prior to the date of the closing of the Company's Initial Public Offering (the "IPO") and remained in office as of such date (namely, Messrs. AuYeung, Scheinrock and Tu) was granted an option to purchase 10,000 shares of Common Stock which vested upon the date of grant. On an ongoing basis, (a) each nonemployee director who first becomes a member of the Board after the date of closing of the IPO (namely, up to the date hereof, Mr. Pfannkuch) is granted an option to purchase 10,000 shares of Common Stock automatically upon election to the Board of Directors which vests upon the date of grant, and (b) each nonemployee director is granted an option to purchase 15,000 shares of Common Stock automatically effective at the close of business on the date of each of the Company's annual meeting of stockholders at which such nonemployee director is elected which vests in three equal annual installments commencing on the first anniversary of the applicable date of grant. Such option awards are in each case subject to adjustments, as provided in the Nonemployee Directors' Plan.

     At the close of the Company's annual meeting of stockholders in Fiscal 1998, two such nonemployee directors (namely, Messrs. Tu and AuYeung, the latter of whom, subsequent to such grant, became an employee director of the Company) were each granted an option to purchase 15,000 shares of Common Stock at an exercise price of $5.875 per share. On June 17, 1998, Mr. Pfannkuch was granted an option to purchase 10,000 shares of Common Stock at an exercise price of $5.375 per share. The exercise price for all options granted under the Nonemployee Directors' Plan has been based upon the fair market value of Common Stock on the date of grant.

     The Company is proposing certain amendments to the Nonemployee Directors' Plan in the form of an Amended and Restated Plan. Reference is made to the caption "Approval of the Amended and Restated SRS Labs, Inc. 1996 Nonemployee Directors' Stock Option Plan" herein for a discussion concerning these amendments.

     Incentive Plan. Each nonemployee director also is eligible to receive awards under the Company's Amended and Restated 1996 Long-Term Incentive Plan (the "Incentive Plan"), a discretionary plan currently administered by the Board. In Fiscal 1998, each of the nonemployee directors of the Company (namely, Messrs. Pfannkuch, Scheinrock, Sedmak and Tu), received non-statutory options to purchase 20,000 shares of Common Stock at an exercise price of $2.6875 per share. One-quarter of such options vested on the date of grant (December 23, 1998) and the remainder will vest in three equal annual installments commencing December 23, 1999. In addition, Messrs. Pfannkuch and Scheinrock received non-statutory options to purchase 5,000 and 10,000 shares of Common Stock at an exercise price of $5.375 and $5.50 per share, respectively, vesting, in case of Mr. Pfannkuch, on the date of grant (June 17, 1998), and in case of Mr. Scheinrock, pro rata over a four-year period from the date of grant (July 7, 1998).

     Compensation for Consulting Services. Jeffrey I. Scheinrock, a nonemployee director, was paid consulting fees of $20,000 and was reimbursed for approximately $300 of travel and other out-of-pocket expenses incurred in connection with the exploration of the Company's potential relationships with new and existing licensees during Fiscal 1998.

              APPROVAL OF THE SRS LABS, INC. AMENDED AND RESTATED
                 1996 NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN
                                  (PROPOSAL 2)

     In July 1996, the Board of Directors adopted, and the stockholders approved, the SRS Labs, Inc. 1996 Nonemployee Directors' Stock Option Plan, a nondiscretionary, formula stock option plan in which only nonemployee directors are eligible to participate (the "Nonemployee Directors' Plan"). The Nonemployee Directors' Plan provides for automatic grants to each nonemployee director of an option to purchase 10,000 shares of Common Stock on the date such nonemployee director first becomes a member of the Board and an option to purchase 15,000 shares of Common Stock on the date of each annual meeting of stockholders at which such nonemployee director is re-elected to the Board.

     The Board of Directors has adopted, subject to stockholder approval, various amendments to the Nonemployee Directors' Plan in the form of an Amended and Restated Nonemployee Directors' Plan. The

Nonemployee Directors' Plan, as amended and restated, shall be referred to herein as the "Amended and Restated Nonemployee Directors' Plan" or the "Plan". For purposes of this discussion, the proposed amendments are divided into two principal categories: (a) an increase in the number of shares of Common Stock that may be issued pursuant to options granted under the Nonemployee Directors' Plan by 130,000 and (b) adoption of various changes, some of which liberalize certain provisions of such plan consistent with certain regulatory developments.

     Increase in the Number of Shares. Currently, the number of shares of Common Stock which may be issued or transferred upon the exercise of options under the Nonemployee Directors' Plan may not exceed 120,000 (subject to adjustment as provided in the Plan). As of the Record Date, options to purchase 85,000 shares of Common Stock have been awarded (all of which options remain outstanding), leaving only 35,000 shares of Common Stock remaining to be issued pursuant to awards made under the Nonemployee Directors' Plan.

     Until June 1998, the Nonemployee Directors' Plan had been the exclusive compensation plan to grant stock options to nonemployee directors. In connection with last year's annual meeting of stockholders, however, the stockholders approved an amendment to the SRS Labs, Inc. Amended and Restated 1996 Long-Term Incentive Plan (the "Incentive Plan") which expanded the class of eligible participants to include nonemployee directors. Accordingly, the Board (or the Compensation Committee, as the case may be) may grant discretionary options to nonemployee directors under the Incentive Plan. Notwithstanding that fact, the Board continues to believe that the Nonemployee Directors' Plan as a stand-alone, nondiscretionary plan, provides an efficient and certain component of nonemployee director compensation which is an important factor in attracting, retaining and motivating persons to serve as directors of the Company. In light of the limited number of shares which remain to be issued pursuant to the Nonemployee Directors' Plan and the desire of the Company to continue to grant options pursuant to a formula plan to current and future directors as part of their standard compensation package, the Board has recognized the need for an additional number of shares of Common Stock which may be issued in connection with awards made under the Nonemployee Directors' Plan.

     In view of the foregoing, the Board of Directors believes that it is appropriate to increase the number of shares of Common Stock that may be issued pursuant to option awards granted under the Nonemployee Directors' Plan by 130,000 shares, from 120,000 to 250,000 shares of Common Stock (subject to adjustment as provided in the Plan). The Board believes that such increase should be sufficient to ensure the operation of the Nonemployee Directors' Plan for the current nonemployee directors as well as providing the Company with the needed flexibility to grant such options to new nonemployee directors should the size of the Board expand.

     The Company has registered with the SEC on a Form S-8 Registration Statement the 120,000 shares of Common Stock currently issuable under the Nonemployee Directors' Plan. If this Proposal 2 is approved by the stockholders, the Board intends to cause the additional shares of Common Stock that will become available for issuance under the Amended and Restated Nonemployee Directors' Plan to be registered on a Form S-8 Registration Statement to be filed with the SEC at the Company's expense.

     Other Amendments. In light of amendments to Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3"), the requirements for employee benefit plan administration have been liberalized. As a result, the need to establish a separate nondiscretionary plan for nonemployee directors to receive stock options so as to not disqualify them from serving on the stock option committee administering the discretionary plans (thereby allowing awards granted under such discretionary plans to qualify for the exemptions afforded under Rule 16b-3), is no longer present. As noted above, the Board continues to believe that the use of a separate plan for nonemployee directors which automatically grants options to nonemployee directors still has merit as an element of their overall compensation.

     Currently, the Nonemployee Directors' Plan has the following terms:

     - Administration. The Nonemployee Directors' Plan is administered by a committee consisting of all directors who are not eligible to participate in the Plan and the Chief Financial Officer.

     - Nontransferability. The Nonemployee Directors' Plan now provides that an option is not transferable by the optionee other than by will or by the laws of descent and distribution or a qualified domestic relations order and that such option (in whole or in part, as the case may be) may be exercised only by the optionee, such optionee's legal representative or permitted successor or a permitted transferee.

     The Amended and Restated Nonemployee Directors' Plan would provide as follows:

     - Administration. The Chief Financial Officer has been eliminated as a member of the committee which administers the Plan. In addition, the sentence in the Administration Section of the Plan stating that "[t]he Committee shall not have the authority to take any action or make any determination that would materially increase the benefits accruing to participants under the Plan" was eliminated in light of changes to the securities laws or regulations relating to the former stockholder approval requirements of Rule 16b-3.

     - Exercisability and Terms of Option. The provision of the Plan regarding vesting of options automatically granted to optionees under Section 5(b)(ii) of the Plan, namely when a nonemployee director is elected to a new term of office at an annual meeting of stockholders of the Company, has been revised. The revised provision states that such option shall vest in three equal annual installments commencing on the first anniversary of the date of grant, provided however that the third pro rata installment shall vest on the earlier of (a) the third anniversary of the date of grant or (b) the date of the annual meeting held during the calendar year of the third anniversary of the date of grant. The language regarding the pro-rata vesting commencing on the first anniversary of the date of grant ratifies the current administrative position which has been taken under the Nonemployee Directors' Plan. The new provision relating to the third installment clarifies the original intent of the Company to ensure that the nonemployee director's third installment vest in the situation where the Company's annual meeting date is advanced before the anniversary date of the annual meeting of stockholders on the date of grant.

     - Nontransferability. A provision has been added allowing an option (or a portion thereof) to be transferred by the optionee, as provided in the stock option agreement, to a transferee who may sell shares of Common Stock underlying such option pursuant to the rules and regulations relating to use of a Registration Statement on Form S-8 under the Securities Act of 1933, as amended.

     - Termination. The provision which provides for the award of options in the situation in which the number of options to be granted exceed the number of remaining options available under the Plan has been more clearly stated. No substantive change has been made.

     - Amendment. The restrictions relating to amendments which were no longer necessary as a result of changes in the securities laws or regulations, or the interpretation thereof, have been eliminated.

  Plan Benefits. Robert Pfannkuch, Stephen V. Sedmak, Jeffrey I. Scheinrock and John Tu are currently the only nonemployee directors of the Company and the only current eligible participants in the Amended and Restated Nonemployee Directors' Plan. Because they are eligible to participate in the Nonemployee Directors' Plan, they have an interest in this Proposal 2. As of the Record Date, the above-referenced nonemployee directors, as a group, have been granted options to purchase 60,000 shares of Common Stock under the Plan.

                               NEW PLAN BENEFITS

                                                                      NUMBER OF UNITS
                                                                   (SECURITIES UNDERLYING
            NAME                      DOLLAR VALUE ($)                OPTIONS GRANTED)
            ----                      ----------------             ----------------------
Nonemployee Directors as a      Not determinable at this        10,000 upon initial election
  Group.                        time.                           to the Board (nonemployee
                                                                director who first becomes a
                                                                member of the Board);
                                                                additional 15,000 upon each
                                                                re-election to the Board.

     In connection with the Annual Meeting, Stephen V. Sedmak is the only nonemployee director nominee eligible to receive options under the Plan. If Mr. Sedmak is elected, he will receive a non-statutory option to purchase 15,000 shares of Common Stock under the Nonemployee Directors' Plan at an exercise price of the fair market value on the date of grant, vesting one-third per year commencing on the first anniversary of, and an expiration date of 10 years after, the date of the Annual Meeting. The above-referenced grant will occur whether or not the Amended and Restated Nonemployee Directors' Plan is approved because 35,000 shares of Common Stock remain available for grant under the current Nonemployee Directors' Plan. Other current nonemployee directors who become nominees for re-election to the Board and who are elected shall automatically receive grants similar to Mr. Sedmak's (to the extent sufficient shares of Common Stock under the Plan are available) pursuant to the Nonemployee Directors' Plan and/or the Amended and Restated Nonemployee Directors' Plan, as applicable.

     The following table shows stock option grants to nonemployee directors made in Fiscal 1998 pursuant to the Nonemployee Directors' Plan.

                     OPTION GRANTS TO NONEMPLOYEE DIRECTORS
    UNDER THE COMPANY'S 1996 NONEMPLOYEE DIRECTORS' PLAN IN LAST FISCAL YEAR

                                                                                        DOLLAR VALUE
                                                                                    --------------------
                                                                                    POTENTIAL REALIZABLE
                                                                                      VALUE AT ASSUMED
                                                                                        ANNUAL RATES
                                                                                       OF STOCK PRICE
                                                                                      APPRECIATION FOR
                                     NUMBER OF SECURITIES                               OPTION TERM
                                      UNDERLYING OPTIONS    EXERCISE   EXPIRATION   --------------------
                                           GRANTED           PRICE        DATE         5%         10%
                                     --------------------   --------   ----------   --------   ---------
John AuYeung(2)....................         15,000           $5.875     06/11/08    $55,519    $140,119
Robert Pfannkuch(3)................         10,000           $5.375     06/17/08    $33,862    $ 85,462
John Tu(2).........................         15,000           $5.875     06/11/08    $55,519    $140,119

---------------

(1) Consistent with SEC regulations, we have used a 5% and 10% assumed rate of appreciation over the ten year option term. This does not represent the Company's estimate or projection of the future Common Stock price. If the Common Stock does not appreciate, the named nonemployee directors will receive no benefit from the options.

(2) Options granted to Messrs. AuYeung and Tu, respectively, in connection with their re-election as directors at the 1998 annual meeting of stockholders.

(3) Options granted to Mr. Pfannkuch in connection with his election as a director by the Board on June 17, 1998.

     If this Proposal 2 is not approved by the stockholders at the Annual Meeting, the Nonemployee Directors' Plan will remain in effect; however, as stated above, only 35,000 shares of Common Stock remain available for grant as of the Record Date. If the proposal is approved by the stockholders at the Annual Meeting, the stockholders may be minimally diluted upon the exercise of stock options granted under the Amended and Restated Nonemployee Directors' Plan.

     The Amended and Restated Nonemployee Directors' Plan is set forth in full as Appendix A to this Proxy Statement and is summarized below. Such Summary is not intended to be complete and reference should be made to Appendix A for a complete statement of the terms and provisions of the Amended and Restated Nonemployee Directors' Plan. Capitalized terms used in this Summary and not otherwise defined shall have the meanings ascribed to such terms in the Amended and Restated Nonemployee Directors' Plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE AMENDED AND RESTATED NONEMPLOYEE DIRECTORS' PLAN. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING AND ENTITLED TO VOTE ON THIS PROPOSAL IS REQUIRED FOR APPROVAL OF THIS PROPOSAL.

SUMMARY OF THE AMENDED AND RESTATED NONEMPLOYEE DIRECTORS' PLAN

  Purpose

     The purpose of the Plan remains the same, namely, to attract, retain and compensate highly qualified individuals who are not current employees of the Company to serve as members of the Board of Directors and to enable them to increase their ownership of shares of Common Stock. The Plan allows these directors to have a greater personal financial stake in the Company through the ownership of Common Stock, in addition to underscoring their common interest and identification with stockholders in increasing the value of Common Stock.

  Plan Limits

     The maximum number of shares of Common Stock with respect to which options may be granted under the Plan may not exceed 250,000 shares, which may be shares of original issuance or treasury shares or a combination thereof. These limits are subject to adjustments for stock splits, stock dividends, recapitalizations and other similar events as provided in the Plan. In the event that any option granted under the Plan shall terminate, expire, or, with the consent of the optionee, be canceled as to any shares of Common Stock, without having been exercised in full, new options may be granted with respect to such shares without again being charged against the maximum share limitations. Upon the payment of any option price by the transfer to the Company of Common Stock, there shall be deemed to have been issued or transferred only the net number of shares actually issued or transferred by the Company. No fractional shares will be issued pursuant to options granted under the Plan. Any fractional share resulting from an adjustment made under the Plan shall be eliminated.

  Awards

     Each nonemployee director who was in office prior to the date of the closing of the initial public offering of the Common Stock (the "IPO Date") pursuant to the Registration Statement on Form SB-2 of the Company filed with the SEC pursuant to the Securities Act of 1933 and remained in office as of the IPO Date was granted an option to purchase 10,000 shares of Common Stock.

     Each nonemployee director who first becomes a member of the Board after the IPO Date will be granted an option to purchase 10,000 shares of Common Stock automatically upon election to the Board of Directors.

     Each nonemployee director will be granted an option to purchase 15,000 additional shares of Common Stock automatically on the close of business of the day of the Company's annual meeting of stockholders at which such nonemployee director is elected or re-elected.

     All options granted under the Plan shall be non-statutory options not intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

  Exercise Price and Payment

     Options under the Plan provide the right to purchase shares of Common Stock at a price equal to 100% of the fair market value of such shares on the date of the grant. The option price is payable in cash, shares of Common Stock already owned by the optionee, or any combination of cash and shares of Common Stock which in the aggregate are equal in value to the purchase price. Any grant of options shall provide for the deferred payment of the option price on the sale of some or all of the shares obtained from the exercise. As of the Record Date, the fair market value of the Common Stock was $2.75 per share.

  Vesting

     Except in the case of cessation of service as described below, each option for 10,000 shares automatically granted to a nonemployee director who was in office prior to the IPO Date or who first becomes a member of the Board after the IPO Date shall be exercisable in full on the date of grant and each other option automatically granted under the Plan will vest 33 1/3 percent after 1 year from date of grant, 66 2/3 percent after 2 years from date of grant and 100 percent after 3 years from date of grant, provided, however, that notwithstanding anything to the contrary, the third installment shall vest on the earlier of (a) the third anniversary of the date of grant or (b) the date of the Company's annual meeting of stockholders held during the calendar year of the third anniversary of the date of grant. Each option granted under the Plan will expire 10 years from the date of grant and will be subject to earlier termination as described below. If a nonemployee director subsequently becomes an employee of the Company while remaining a member of the Board, any options held under the Plan by such individual at the time of such commencement of employment will not be affected thereby.

  Cessation of Service

     Except as provided in the Plan, no option will be exercisable after the date of cessation of an optionee's service as a director of the Company. Upon the death of an optionee at any time, all of the then outstanding options of such optionee will become immediately exercisable. If an optionee's service as a director ceases for any reason, such exercisable options may be exercised by the optionee within one year after such cessation of service. If an optionee dies within such one-year period, or if cessation of his or her service is due to such optionee's death, such options may be exercised at any time within one year after such death by the optionee's executor or administrator or by his or her distributee to whom such options may have been transferred by will or by the laws of descent and distribution. In no event may an option be exercised beyond its expiration date.

  Administration

     The Plan is administered by a committee consisting of all directors who are not eligible to participate in the Plan (the "Committee"). Subject to the provisions of the Plan, the Committee, is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The Committee has no discretion with respect to the eligibility or selection of directors to receive options under the Plan, the times at which options will be granted or will become exercisable, the number of shares subject to any such options or the Plan, or the purchase price thereunder, except for adjustments as described below.

  Eligibility

     All members of the Board of Directors who are not current employees of the Company or any of its subsidiaries at the time of an option award are eligible to participate in the Plan. As of the Record Date, there were four nonemployee directors of the Company.

  Transferability

     Options awarded under the Plan will not be transferable by a participant other than (a) by will or the laws of descent and distribution, (b) pursuant to a qualified domestic relations order or (c) to a transferee, as provided in the option agreement, who may sell shares of Common Stock upon exercise of such option pursuant to the rules and regulations relating to use of a Registration Statement on Form S-8 under the Securities Act of 1933, as amended.

  Adjustments

     The Board of Directors is required to make or provide for adjustments in the option price; the number or kind of shares or other securities covered by outstanding options; the number or kind of shares of the Company's capital stock or other securities which may be acquired pursuant to options granted under the Plan; and the number of such securities to be awarded to each optionee as the Board of Directors in its sole discretion, exercised in good faith, determines is equitably required to prevent dilution or enlargement of rights of optionees that would otherwise result from (a) any stock dividend, stock split, combination of shares, issuance of rights or warrants to purchase stock, spin-off, recapitalization or other changes in the capital structure of the Company, (b) any merger, consolidation, reorganization or partial or complete liquidations, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Board of Directors may provide in substitution for any or all outstanding options under the Plan such alternative consideration (including securities of another issuer) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all options so replaced. In any case, such substitution of securities shall not require the consent of any person who is granted options pursuant to the Plan. The determination of the Board of Directors as to what adjustments will be made, and the extent thereof, will be final, binding and conclusive.

  Amendments, Termination and Miscellaneous

     The Board of Directors, at any time and from time to time, may amend, suspend or terminate the Plan; provided, however, that (a) except as expressly authorized by the Plan, no such amendment shall increase the maximum number of shares specified in Section 2 of the Plan without the further approval of the stockholders of the Company and (b) amendments revising the amount, price or timing of option awards shall not be made more frequently than once every six months unless necessary to comply with the Code, the Employee Retirement Income Security Act, or the rules thereunder. Without the written consent of the optionee, no amendment, suspension or termination of the Plan can adversely affect any option previously granted under the Plan, but it will be conclusively presumed that any adjustment as described in the preceding paragraph does not adversely affect any such right.

     The Plan will terminate at such time as all of the shares of Common Stock authorized thereunder have been granted, unless further amended to increase the number of shares. In the event that at any future grant date, the aggregate number of options to be granted at such time exceeds the remaining options available under the Plan as determined in accordance therewith, the remaining options available will be granted to the nonemployee director entitled to such grant, and if there is more than one nonemployee director, then the remaining options shall be granted to such nonemployee directors on a pro-rata basis. Termination of the Plan, however, will not affect outstanding options granted prior to such termination, and all unexpired options will continue in full force and operation after termination of the Plan, except as they lapse or terminate by their own terms and conditions. The terms of the Plan will continue to apply to such options.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of certain of the Federal income tax consequences of certain transactions under the Amended and Restated Nonemployee Directors' Plan. This summary is not intended to be complete and does not describe state or local tax consequences.

  Tax Consequences to Participants

     In general, (a) no income will be recognized by an optionee at the time an option is granted; (b) at the time of exercise of an option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (c) at the time of sale of shares acquired pursuant to the exercise of a nonqualified option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     In limited circumstances where the sale of stock received as a result of a grant or award could subject a director to suit under Section 16(b) of the Exchange Act, the tax consequences to the director may differ from the tax consequences described above. In these circumstances, unless a special election under Section 83(b) of the Code has been made, the principal difference (in cases where the director would otherwise be currently taxed upon his receipt of the stock) usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the director to suit under Section 16(b) of the Exchange Act, but no longer than six months.

  Tax Consequences to the Company

     To the extent that a participant recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense and is not an "excess parachute payment" within the meaning of Section 280G of the Code.

                       COMPENSATION OF EXECUTIVE OFFICERS

     We are required by the SEC to disclose compensation paid by the Company during the last three fiscal years to (a) the Company's Chief Executive Officer;
(b) the Company's four most highly compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of Fiscal 1998; and (c) up to two additional individuals for whom such disclosure would have been provided under clause (a) and (b) above but for the fact that the individual was not serving as an executive officer of the Company at the end of Fiscal 1998.

     Accordingly, the following table discloses compensation paid by the Company during the last three fiscal years to (a) Mr. Yuen, the Company's Chief Executive Officer; (b) Messrs. Wan, AuYeung and Parkinson and Ms. Biski, the four most highly-compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of Fiscal 1998: and
(c) Mr. Sedmak, who would have been among the four most highly-compensated executive officers but for the fact that he was not serving as an executive officer at the end of Fiscal 1998. We refer to all of these officers as the "Named Executive Officers." The Company first became a reporting Company, pursuant to Section 13(a) of the Exchange Act, during Fiscal 1996.

                           SUMMARY COMPENSATION TABLE

                                                                               LONG TERM
                                                                              COMPENSATION
                                                                                 AWARDS
                                                                              ------------
                                             ANNUAL COMPENSATION(1)            SECURITIES
                                     --------------------------------------    UNDERLYING
                                                             OTHER ANNUAL       OPTIONS/        ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR   SALARY($)   BONUS($)   COMPENSATION($)     SARS (#)     COMPENSATION($)
---------------------------   ----   ---------   --------   ---------------   ------------   ---------------
Thomas C.K. Yuen............  1998   $281,250    $ 1,000            --          110,000              --
  Chairman of the Board       1997    225,000      1,147            --          167,762              --
  and Chief Executive
  Officer                     1996     87,504         --            --          112,762              --
Thomas W.T. Wan(2)..........  1998    144,228         --        43,787(3)       285,000              --
  Vice President of SRS
  Labs,                       1997         --         --            --               --              --
  Inc., Chief Executive
  Officer                     1996         --         --            --               --              --
  of Valence Technology Inc.
John AuYeung, Ph.D.(4)......  1998     75,000     95,500            --          225,000(5)           --
  Executive Vice President,   1997         --         --            --               --              --
  Chief Operating Officer     1996         --         --            --               --              --
  and Secretary
Thomas R. Parkinson(6)......  1998    145,577     30,500            --          285,000              --
  President and Chief         1997         --         --            --               --              --
  Operating Officer           1996         --         --            --               --              --
Janet M. Biski(7)...........  1998    142,500      1,000            --          110,000              --
  Vice President, Chief       1997    100,833     27,577            --           92,588              --
  Financial Officer,
  Treasurer                   1996     77,084     28,214            --           37,588              --
  and Secretary
Stephen V. Sedmak(8)........  1998    105,236         --            --           95,000(9)        1,439(10)
  President and Chief         1997    180,000     46,325            --          192,315           1,919(10)
  Operating Officer           1996    135,581     33,738            --          137,315           1,919(10)

---------------
 (1) Portions of Ms. Biski's salary in Fiscal 1998, 1997 and 1996 were deferred under the Company's 401(k) Plan. A portion of Mr. Sedmak's bonus earned in Fiscal 1996 was deferred and paid to Mr. Sedmak in Fiscal 1997.

 (2) Mr. Wan became an executive officer of the Company on March 2, 1998 in connection with the Company's acquisition of Valence Technology Inc. All compensation amounts payable to Mr. Wan pursuant to his employment agreement are in Hong Kong dollars; for purposes of disclosure in this table, all compensation amounts are expressed in U.S. dollars at a conversion rate of 7.75 Hong Kong dollars to 1 U.S. dollar.
                                         (Footnotes continued on the next page.)

(Footnotes continued from preceding page.)

 (3) The amount attributable to perquisites includes a $38,710 housing allowance; the remaining perquisites and the related amounts do not meet the disclosure threshold established by the SEC.

 (4) Dr. AuYeung became an executive officer and an employee of the Company on July 1, 1998. Dr. AuYeung has been a director of the Company since May 1996 and as such was, prior to July 1, 1998, compensated as a nonemployee director of the Company. In Fiscal 1998, Dr. AuYeung earned $250 as a nonemployee director which is not included in the amount set forth in the Summary Compensation Table. See "Information About the Board of Directors and Committees of the Board -- Compensation of Directors."

 (5) Of the aggregate amount of securities underlying options granted to Dr. AuYeung, 15,000 represent shares of Common Stock underlying an option grant award to Dr. AuYeung as a nonemployee director of the Company.

 (6) Mr. Parkinson became an executive officer and employee of the Company on July 7, 1998 and resigned as an executive officer and employee of the Company effective February 5, 1999.

 (7) Ms. Biski resigned as an executive officer and employee of the Company effective April 16, 1999.

 (8) Mr. Sedmak resigned as an executive officer and employee of the Company effective July 7, 1998. Mr. Sedmak remains a nonemployee director of the Company and serves as Vice Chairman of the Board and, as such, is compensated as a nonemployee director. In Fiscal 1998, Mr. Sedmak earned $250 as a nonemployee director which is not included in the amount set forth in the Summary Compensation Table. See "Information About the Board of Directors and Committees of the Board -- Compensation of Directors."

 (9) Of the aggregate amount of securities underlying options granted to Mr. Sedmak, 20,000 represent shares of Common Stock underlying an option grant award to Mr. Sedmak as a nonemployee director of the Company.

(10) Premiums for term life insurance paid by the Company on behalf of Mr. Sedmak. In Fiscal 1998, such payment was made only for the first three quarters of the year.

STOCK OPTIONS

     Stock Option Grants. The following table shows stock option grants to the Named Executive Officers during Fiscal 1998.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                  POTENTIAL REALIZABLE
                                           INDIVIDUAL GRANTS                        VALUE AT ASSUMED
                        -------------------------------------------------------       ANNUAL RATES
                          NUMBER OF      % OF TOTAL                                  OF STOCK PRICE
                         SECURITIES     OPTIONS/SARS                                APPRECIATION FOR
                         UNDERLYING      GRANTED TO    EXERCISE OR                   OPTION TERM(3)
                        OPTIONS/SARS    EMPLOYEES IN   BASE PRICE    EXPIRATION   ---------------------
                        GRANTED(#)(1)   FISCAL YEAR     ($/SH)(2)       DATE       5%($)       10%($)
                        -------------   ------------   -----------   ----------   --------   ----------
Thomas C. K. Yuen.....      25,000(4)       0.93%        $6.875       01/29/08    $108,281   $  273,281
                            25,000(4)       0.93%         6.375       02/12/08     100,406      253,406
                            25,000(4)       0.93%         5.375       06/16/08      84,656      213,656
                            35,000(5)       1.30%         2.6875      12/23/08      59,259      149,539
Thomas W.T. Wan.......     177,280(4)       6.61%         5.50        07/07/08     614,275    1,550,314
                            72,720(6)       2.71%         5.50        07/07/08     251,975      635,936
                            35,000(5)       1.30%         2.6875      12/23/08      59,259      149,559
John AuYeung..........     102,280(4)       3.81%         5.50        07/07/08     354,400      894,439
                            72,720(6)       2.71%         5.50        07/07/08     251,975      635,936
                            35,000(5)       1.30%         2.6875      12/23/08      59,259      149,559
                            15,000(7)       0.56%         5.875       06/11/08      55,519      140,119
Thomas R. Parkinson...     177,280(4)       6.61%         5.50        07/07/08     614,275    1,550,314
                            72,720(6)       2.71%         5.500       07/07/08     251,975      635,936
                            35,000(5)       1.30%         2.6875      12/23/08      59,259      149,559
Janet M. Biski........      25,000(4)       0.93%         6.875       01/29/08     108,281      273,281
                            25,000(4)       0.93%         6.375       02/12/08     100,406      253,406
                            25,000(4)       0.93%         5.375       06/16/08      84,656      213,656
                            35,000(5)       1.30%         2.6875      12/23/08      59,259      149,559
Stephen V. Sedmak.....      25,000(4)       0.93%         6.875       01/29/08     108,281      273,281
                            25,000(4)       0.93%         6.375       02/12/08     100,406      253,406
                            25,000(4)       0.93%         5.375       06/16/08      84,656      213,656
                            20,000(5)(8)    0.75%         2.6875      12/23/08      59,259      149,559

---------------
(1) Upon a change in control of the Company (as defined in the stock option agreements relating to the respective plans), the options shall, notwithstanding the installment vesting provisions, become immediately exercisable in full.

(2) All options were granted at the fair market value on the date of grant.

(3) We are required by the SEC to use 5% and 10% assumed rate of appreciation over the ten year option term. This does not represent the Company's estimate or projection of the future Common Stock price. If the Common Stock does not appreciate, the Named Executive Officers will receive no benefit from the options.

(4) Nonqualified stock options which vest pro rata over a four-year period from the date of grant.

(5) Nonqualified stock options, 25% of which vest on the date of grant and the remainder of which vest in three equal annual installments commencing December 23, 1999.

(6) Incentive stock options which vest pro rata over a four-year period from the date of grant.

(7) Nonqualified stock options which vest over a three-year period from the date of grant, granted to Dr. AuYeung as a nonemployee director of the Company.

(8) Options granted to Mr. Sedmak as a nonemployee director of the Company.

     Option Exercises/Fiscal Year End Value. The following table shows stock option exercises and the value of unexercised stock options held by the Named Executive Officers during Fiscal 1998.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                      NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                     UNDERLYING UNEXERCISED               IN-THE-MONEY
                                                        OPTIONS/SARS AT                 OPTIONS/SARS AT
                         SHARES        VALUE               FY-END(#)                      FY-END($)(1)
                       ACQUIRED ON    REALIZED    ----------------------------    ----------------------------
        NAME           EXERCISE(#)      ($)       EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
        ----           -----------    --------    -----------    -------------    -----------    -------------
Thomas C.K. Yuen.....      --           $ --        238,061         241,940        $ 88,039         $51,221
Thomas W.T. Wan......      --             --          8,750         276,250           8,203          24,609
John AuYeung.........      --             --         18,750         216,250           8,203          24,609
Thomas R.
  Parkinson..........      --             --          8,750         276,250           8,203          24,609
Janet M. Biski.......      --             --         86,380         163,621          59,279          33,706
Stephen V. Sedmak....      --             --        359,189         215,811         712,844          27,368

---------------
(1) Represents the positive difference between the closing price of the Common Stock on Thursday, December 31, 1998 (the last stock trading day of the Fiscal Year) and the exercise price of the options.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

     Each of Messrs. Yuen and Sedmak entered into an employment agreement with the Company effective as of July 1, 1996. Such agreements provided for a fixed base salary, with annual increases and performance bonuses at the discretion of the Board of Directors. The respective agreements provided for base salaries for
(a) Mr. Yuen of $175,000 per year commencing July 1, 1996 and $225,000 per year for the 12-month period commencing January 1, 1997; and (b) Mr. Sedmak of $145,000 per year commencing July 1, 1996 and $180,000 per year for the 12-month period commencing January 1, 1997; such base salaries to be adjusted, thereafter, by the Board of Directors, but not to be reduced below the initial base salaries provided in the agreements. Mr. Yuen's employment agreement provided that he should devote at least 40% of his time (based on an average eight hour work day) to the business of the Company. Mr. Yuen is permitted to directly engage in other business activities provided such activities are not competitive with the Company. The employment agreements with both Mr. Yuen and Mr. Sedmak could be terminated by the Company for cause which is defined as (a) the failure to follow the reasonable instructions of the Board of Directors, (b) the material breach of any term of the employment agreement and failure to cure such breach within 10 days after written notice thereof from the Company, or (c) the misappropriation of assets of the Company or any subsidiary by the employee resulting in a material loss to such entity. The employment agreements could be terminated by the employee upon 60 days prior written notice.

     The initial term of the employment agreements was two years for each of Messrs. Yuen and Sedmak. The employment agreements automatically renew for additional one year periods unless prior notice of termination is given by either the Company or the employee. In the case of Mr. Yuen, his employment agreement has been automatically renewed for an additional one year period. During Fiscal 1998, the Compensation Committee of the Board of Directors increased Mr. Yuen's base salary to $300,000 per year commencing April 1, 1998, in light of Mr. Yuen's commitment to devote a significantly greater amount of time to the business of the Company during such year than required under his employment agreement. Effective April 1, 1999, Mr. Yuen voluntarily reduced his base salary to $200,000, without the reduction in his time commitment to the business of the Company. In the case of Mr. Sedmak, he resigned as an executive officer and employee of the Company on July 7, 1998; accordingly, Mr. Sedmak's employment agreement terminated as of July 7, 1998, without triggering a severance benefit thereunder. In connection with Mr. Sedmak's termination as an executive officer and employee of the Company, Mr. Sedmak's option agreements were amended to provide (a) that the options granted to date thereunder would continue to be exercisable and vest according to the vesting schedules set forth therein as though Mr. Sedmak was still employed by the Company during the time Mr. Sedmak remains a director of the Company, and (b) for the acceleration of the vesting of all unvested options granted to date thereunder as of the date of any annual meeting at which Mr. Sedmak's term as a director expires if the Board has not nominated Mr. Sedmak for re-election at such meeting.

     In the event the Company either terminates Mr. Yuen's employment agreement at the end of the current term, or terminates such employment agreement during the current term without cause, Mr. Yuen is entitled to receive his salary and benefits for the remainder of the current term of his employment agreement plus an additional period of 12 months. During such period, Mr. Yuen is obligated to provide advisory services and may not compete with the Company. Mr. Yuen's employment agreement also generally provides Mr. Yuen with compensation for the remainder of the current term plus an additional period of 12 months and certain other benefits and for the acceleration of the date of vesting for outstanding stock options if Mr. Yuen is terminated or terminates his employment for certain enumerated reasons within 90 days before or one year after a change in control in the Company, as defined in the employment agreement.

     Mr. Parkinson entered into a letter agreement (the "Letter Agreement") with the Company effective as of June 4, 1998 which provided for a base monthly salary of $25,000 commencing July 7, 1998, and a non-recoverable monthly draw against bonus in the amount of $7,500 for his first 12 months of employment. In addition, Mr. Parkinson was to receive stock options to purchase 250,000 shares of Common Stock. The Letter Agreement could be terminated by either party without cause upon a 90 days written notice or, in the case of the Company, a 90 days severance pay in lieu of such notice. On February 2, 1999, the Company and Mr. Parkinson entered into a severance agreement (the "Severance Agreement"), pursuant to which Mr. Parkinson resigned his employment as President and Chief Operating Officer effective February 5, 1999. Pursuant to the Severance Agreement, Mr. Parkinson received a 90 days severance pay in the amount of $75,000, as well as reimbursement for certain living and moving expenses. In addition, the Company agreed to accelerate vesting of 52,500 of Mr. Parkinson's 250,000 unvested stock option granted under the Incentive Plan in July 1998, and extend to December 31, 1999 the post-termination of employment exercise period with respect to such options and the 8,750 already vested stock options granted under the Incentive Plan in December 1998.

     Mr. Wan entered into an employment agreement with the Company and Valence Technology Inc. ("Valence") effective March 2, 1998 and Dr. AuYeung entered into an employment agreement with the Company effective July 1, 1998. The respective agreements provide for base salaries for (a) Mr. Wan of H.K.$1,859,000 per year commencing March 3, 1998; and (b) Dr. AuYeung of $150,000 per year commencing July 1, 1998. In each case, such base salary may be adjusted by the Board of Directors, but the base salary for any fiscal year may not be reduced below the initial base salary provided in the agreement. Effective April 1, 1999, the Board increased Dr. AuYeung's base salary to $180,000 in recognition of his increased responsibilities in connection with his promotion to Chief Operating Officer of the Company. Each agreement may be terminated by the Company (or, in the case of Mr. Wan, also by Valence) for cause which is defined as (a) the failure to follow the reasonable instructions of the Board of Directors of the Company (or, in the case of Mr. Wan, also of Valence), (b) the material breach of any term of the agreement and failure to cure such breach within 10 days after written notice thereof from the Company (or, in the case of Mr. Wan, also Valence), or (c) the misappropriation of the assets of the Company or any subsidiary resulting in a material loss to such entity. Each agreement may be terminated by the employee upon 60 days prior written notice and each agreement automatically renews for additional one year periods unless prior notice of termination is given by either the Company or the employee. In the event that the Company (or, in the case of Mr. Wan, also Valence) terminates the agreement either at the end of the current term or during the current term without cause, the employee is entitled to receive his salary and benefits for the remainder of the current term of the agreement plus an additional period of 12 months in the case of Mr. Wan, and 6 months in the case of Dr. AuYeung. During such respective periods, the employee is obligated to provide advisory services to the Company. In the case of Mr. Wan, during such period, he also may not compete with the Company or its subsidiaries. The agreement also provides the employee with compensation for the remainder of the current term plus an additional 12 months in the case of Mr. Wan and 6 months in the case of Dr. AuYeung and certain other benefits and for the acceleration of the date of vesting for outstanding stock options if the employee is terminated or terminates his employment for certain enumerated reasons within 90 days before or one year after a change in control in the Company, as defined therein.

     In addition to the agreements with Messrs. Yuen, Sedmak, Parkinson, Wan and AuYeung, certain of the Company's plans contain termination or change of control provisions.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In Fiscal 1998, John AuYeung served as a member of the Company's Compensation Committee through June 30, 1998 as a nonemployee director. On July 1, 1998, Dr. AuYeung became an executive officer of the Company. From July 1, 1998, through the remainder of Fiscal 1998, the Board of Directors performed the functions of the Compensation Committee. As directors of the Company, the following officers/directors participated in deliberations concerning compensation of executive officers: John AuYeung, Stephen V. Sedmak (an officer during Fiscal 1998 until July 7, 1998), Thomas W.T. Wan and Thomas C.K. Yuen.

REPORT ON EXECUTIVE COMPENSATION

     This Report on Executive Compensation shall not be deemed incorporated by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     Until the end of June 1998, the Compensation Committee, comprised of John AuYeung and John Tu, determined the compensation of all executive officers of the Company, including Thomas C.K. Yuen, the Company's Chief Executive Officer; thereafter, the Board of Directors assumed the duties of the Compensation Committee. All of the members of the Compensation Committee were nonemployee directors of the Company at the time of their service on that Committee.

     The Compensation Committee and the Board each viewed the compensation process to be evolutionary. Recognizing that this is a complex area and that there is no perfect program that meets the needs of every company, change should be expected from time to time as the Board (or the Compensation Committee, as the case may be) evaluates performance in a changing economic and regulatory environment against the backdrop of the Company's evolution as a leading provider of audio and voice enhancement technology solutions.

     During Fiscal 1998, the Company's compensation philosophy for all of its executive officers was based upon three primary themes: (a) offer base compensation sufficient to attract and retain high quality management talent;
(b) provide variable compensation components (including short and long-term incentive awards) which are linked with the performance of the Company and that align executive remuneration with the interests of the stockholders; and (c) provide a benefits package which is competitive with similarly situated companies. Neither the Compensation Committee nor the Board (a) engaged an outside compensation consultant to assist it in its compensation decisions in Fiscal 1998; or (b) made compensation decisions based upon information related to a specified peer group (including the peer group referenced under the caption "Compensation of Executive Officers -- Performance Graph" in this Proxy Statement).

     TAX LAW LIMITS ON EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)") limits deductions for certain executive compensation in excess of $1 million. Certain types of compensation in excess of $1 million are deductible only if performance criteria related to such compensation are specified in detail and stockholders have approved the compensation arrangements. The Company believes that it is in the best interests of its stockholders to structure compensation plans to achieve deductibility under Section 162(m), except where the benefit of such deductibility is outweighed by the need for flexibility or the attainment of other corporate objectives.

     The Board will continue to monitor issues concerning the deductibility of executive compensation and will take appropriate action if and when it is warranted. Since corporate objectives may not always be consistent with the requirements for full deductibility, the Board is prepared, if it deems appropriate, to enter into compensation arrangements or pay compensation under which payments may not be deductible under

Section 162(m); such deductibility will not be the sole factor used by the Board in ascertaining appropriate levels or modes of compensation.

     In Fiscal 1998, since no executive officer of the Company was expected to earn compensation of $1,000,000 or more (as calculated under Section 162(m)), with the exception noted below, the Company did not take steps to avail itself of potential deductions for executive officer compensation in excess of $1,000,000. Grants of stock options to covered persons under Section 162(m) in Fiscal 1998 by the Compensation Committee did, however, qualify for deductibility.

     COMPENSATION PROGRAM COMPONENTS

     In Fiscal 1998, the components of the Company's executive compensation program consisted of (a) base salary, (b) the opportunity to earn a year-end bonuses determined under an incentive bonus program, (c) awards under the Company's discretionary stock option plans, (d) individual merit bonuses, viewed on a case-by-case basis, and (e) discretionary Company contributions under the Company's SRS Labs, Inc. 401(k) Plan (the "401(k) Plan").

     The only award of compensation to the Chief Executive Officer and the other executive officers of the Company which was directly related to the Company's performance was compensation to be earned under the Company's Annual Supplemental Executive Bonus Plan. However, the Compensation Committee and the Board, as applicable, also consider the Company's performance as a factor in granting the number of stock options, annual base salary increases and discretionary bonuses. Of course, the compensation benefits related to stock option grants are related to the Company's performance as reflected in the price of the Common Stock underlying the option.

     Base Salary. In Fiscal 1998, effective April 1, 1998, the Compensation Committee decided to increase the annual base salary of the Chief Executive Officer from $225,000 to $300,000 and the base salaries of two of the Company's executive officers, Janet M. Biski, the Company's Vice President, Chief Financial Officer, Treasurer and Secretary, and Thomas W.T. Wan, the Company's Vice President and Chief Executive Officer of its principal operating subsidiary. Ms. Biski's annual base salary was increased from $100,833 to $155,000 and Mr. Wan's annual base salary plus perquisites was increased from $239,000 to $277,000. In the case of Mr. Yuen, the Compensation Committee recognized Mr. Yuen's increased commitment of time to the Company as the principal factor for the increase. In the cases of Ms. Biski and Mr. Wan, the Compensation Committee decision was designed to better align compensation of these executive officers with the compensation for similar positions in their respective markets.

     Incentive Bonus Plan. In Fiscal 1998, executive officers of the Company were eligible to receive an incentive bonus under the Annual Supplemental Executive Bonus Plan (the "Supplemental Plan"). The Supplemental Plan (a) recognizes that management's contribution to stockholders returns comes from maximizing earnings and the quality of those earnings, and (b) is designed to provide a performance-based incentive for the Company's executive officers and to attract and retain qualified personnel.

     Under the Supplemental Plan, bonuses are paid based on a percentage of the excess of the Company's actual operating profit for the applicable fiscal year over targeted operating profit goals for that year. Bonus amounts under the Supplemental Plan are divided equally among the Company's executive officers. Executive officers who are employed for a portion of the applicable fiscal year are entitled to a pro-rated bonus share, with the remaining bonus share being returned to the pool to be divided equally among the other executive officers who held their positions for the entire fiscal year.

     The targets for the Supplemental Plan were established in Fiscal 1998 by the Compensation Committee. The Supplemental Plan was administered by the Compensation Committee through June 30, 1998 and by the Board of Directors for the remainder of Fiscal 1998 and is subject to change or termination by the Company at any time. In Fiscal 1998, no bonus amounts were earned by any participant in the Supplemental Plan.

     Stock Options. In Fiscal 1998, the Compensation Committee and the Board awarded in the aggregate options to purchase 110,000 shares of Common Stock to the Chief Executive Officer and options to purchase an aggregate of 985,000 shares of Common Stock to the Company's other executive officers (excluding an award of an option to purchase 15,000 shares of Common Stock granted to Dr. AuYeung automatically under the Nonemployee Directors' Plan). To date, the Compensation Committee and the Board have viewed the options program as a necessary supplement to the base salary to provide a competitive compensation package as well as a reward and an incentive for superior on-the-job performance. See the table under this caption "Compensation of Executive Officers -- Stock Options --Option/SAR Grants in Last Fiscal Year" herein.

     Discretionary Bonus. In Fiscal 1998, the Board of Directors awarded two discretionary bonuses related to the commencement of employment of two executive officers; $30,000 to Thomas Parkinson, the Company's President and Chief Operating Officer, and $95,000 to John AuYeung, the Company's Executive Vice President. In addition, the Company awarded Christmas bonus payments to several of its executive officers, including the Chief Executive Officer, in an amount not exceeding $1,000 per officer. See "Compensation of Executive
Officers -- Summary Compensation Table."

     401(k) Plan. In addition to the executive officers, all employees of the Company who are at least 21 years of age and who have completed six months of service are eligible to participate in the SRS Labs, Inc. 401(k) Plan (the "401(k) Plan"), a plan which is intended to qualify under Sections 401(a) and 401(k) of the Code. Participants in the 401(k) Plan may make effective salary reduction contributions to the 401(k) Plan of up to 15% of their annual compensation, not to exceed $9,500 in Fiscal 1998, as adjusted for inflation. In addition, the Company also may contribute additional amounts determined in its sole discretion. The level of the Company's contributions is related to the Company's financial ability to make a contribution and the competitive compensation packages offered to employees at comparable companies. Employee contributions and the Company contributions, if any, are fully vested and nonforfeitable at all times. Benefits under the 401(k) Plan generally become payable upon separation from service, retirement, death or disability. In Fiscal 1998, the Chief Executive Officer did not participate in the 401(k) Plan; only Ms. Biski, Vice President, Chief Financial Officer, Treasurer and Secretary, participated in the Plan. The Company did not make a contribution to the 401(k) Plan in Fiscal 1998.

THE SRS LABS, INC.                             THE SRS LABS, INC.
COMPENSATION COMMITTEE                         BOARD OF DIRECTORS
John AuYeung (Chairman)                        John AuYeung
John Tu                                        Robert Pfannkuch
                                               Stephen V. Sedmak
                                               Jeffrey I. Scheinrock
                                               John Tu
                                               Thomas W.T. Wan
                                               Thomas C.K. Yuen

PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on the Common Stock for the last three fiscal years with the cumulative total return on
(a) the S&P Smallcap 600 Index and (b) an index of eight (8) peer companies selected by the Company. The peer group was selected by the Company with the assistance of an outside compensation consultant. The search was limited to publicly-traded companies in the audio enhancements and technology business with market capitalizations of under $100 million. This peer group index is subject to occasional change as the Company or its competitors change their focus, merge or are acquired, undergo significant changes, or as new competitors emerge.

     The comparisons in this table are required by the SEC and, therefore, are not intended to forecast or be indicative of possible future performance of the Common Stock.

                    COMPARISON OF CUMULATIVE TOTAL RETURN(1)

                                                           SRS               S&P SMALLCAP 600 INDEX        PEER COMPANY INDEX
                                                           ---               ----------------------        ------------------
8/9/96                                                   100.00                      100.00                      100.00
12/31/96                                                 107.81                      112.16                       85.07
12/31/97                                                  92.98                      139.67                      135.98
12/31/98                                                  45.31                      136.74                       66.71

(1) The graph assumes that the value of the investment in the Common Stock and in each index was $100 at August 9, 1996. The returns of each component issuer in the peer group have been weighted according to the respective issuer's stock market capitalization at the beginning of each period for which a return is indicated.

(2) ACT Teleconferencing, Andrea Electronics Corp., Aureal Semiconductor Inc., NCT Group, Inc., Polk Audio, Inc., Q Sound Labs, Inc., Sensory Science Corp., and Spatializer Audio Laboratories, Inc.

(3) SRS Labs, Inc. first became a reporting company, pursuant to Section 13(a) of the Exchange Act, in August 1996. Its stock began to trade on August 9, 1996.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

     On June 1, 1994, the Company entered into a lease with Daimler Commerce Partners, L.P. (the "Partnership") with respect to the Company's headquarters facility which consisted of 11,700 square feet of office and warehouse space. The general partner of the Partnership is Conifer Investments, Inc, the sole stockholder of which is the Thomas Yuen Family Trust and the executive officers of which include Mr. and Mrs. Yuen. The lease term commenced on June 1, 1994 and expired on May 31, 1997. Prior to the expiration of the lease, the Company entered into a new lease with the Partnership to lease 23,400 square feet of space at the same facility. The new lease term commenced on June 1, 1997 and will expire on May 31, 2000. At the time of expiration, the Company will have an option to renew the new lease for two additional years commencing on June 1, 2000 and terminating on May 31, 2002. Rent for the year beginning June 1, 1997 was 59 cents per square foot per month plus common area expenses, real property taxes, utilities, insurance premiums, and maintenance. Pursuant to such leases, the Company paid the Partnership rent of $165,672 during Fiscal 1998.

     On February 24, 1998, the Company entered into two separate, but related, stock purchase agreements pursuant to which the Company acquired all of the outstanding capital stock of Valence Technology Inc. ("Valence"). The aggregate purchase price paid by the Company for the Valence stock was $19,500,00, payable $7,394,222 in cash and the remainder in 1,680,611 shares of Common Stock. Pursuant to such transaction, two of Valence's stockholders, Thomrose Holdings
(BVI) Limited ("Thomrose") and Rayfa (BVI) Limited ("Rayfa"), received $567,795 and $538,047, respectively, and 709,429 and 672,260 shares of Common Stock, respectively. Accordingly, Thomrose and Rayfa became principal stockholders of the Company. In addition, the sole stockholder of Thomrose, Thomas W.T. Wan, retained his position as an executive officer of Valence and became an executive officer and a director of the Company, and the sole stockholder of Rayfa, Raymond Choi, retained his position as an executive officer of one of Valence's operating subsidiaries.

     In connection with the acquisition of Valence, the Company issued to Thomrose and Rayfa an additional 68,750 and 37,500 shares of Common Stock, respectively, in consideration for such companies and their sole stockholders (Messrs. Wan and Choi) entering into non-competition agreements with the Company and Valence. In addition, Mr. Wan entered into an employment agreement with the Company and Valence and Mr. Choi entered into an employment agreement with the Company and Valence Semiconductor Design Limited ("VSD"), a subsidiary of Valence, each effective March 3, 1998. Such employment agreements provide for initial base salaries of H.K. $1,859,000 per year for Mr. Wan and H.K. $1,430,000 per year for Mr. Choi. Such base salaries may be adjusted by the Board of Directors, but may not be reduced below the initial base salaries provided therein. The employment agreements may be terminated by the Company for cause, which is defined as (a) the failure to follow the reasonable instructions of the Board of Directors of Valence or VSD, as applicable, or the Company; (b) the material breach of any term of the employment agreement and failure to cure such breach within ten (10) days after written notice thereof to Valence or VSD, as applicable, or the Company; or (c) the misappropriation of assets of the Company or any subsidiary by the employee resulting in a material loss to such entity. The employment agreements may be terminated by the employee upon 60 days prior written notice. The initial term of each employment agreement is through December 31, 2000. Each employment agreement automatically renews for additional one year periods unless prior notice of termination is given by either the Company or the employee. In the event that the Company either terminates the employment agreement at the end of the current term, or terminates the employment agreement during the current term without cause, the employee is entitled to receive his salary and benefits for the remainder of the current term of the employment agreement plus an additional period of twelve months. During such period, the employee is obligated to provide advisory services to the Company. Each employment agreement also generally provides the employee with compensation for the remainder of the current term plus an additional period of 12 months and certain other benefits and for the acceleration of the date of vesting for outstanding stock options if the employee is terminated or terminates his employment for certain enumerated reasons within 90 days before or one year after a change in control in the Company, as defined in each employment agreement.

     The Company entered into a license agreement (the "NuReality License") with NuReality (dba for Atlantis Computers, Inc.), whereby the Company licenses certain of its technologies to NuReality for use with multimedia products and cartridge-based game accessories. The sole stockholder of NuReality is the Thomas Yuen Family Trust, and the executive officers of NuReality include Mr. and Mrs. Yuen. Pursuant to the NuReality License, NuReality paid the Company royalties of $10,000 during Fiscal 1998.

     In the opinion of management, the terms of the above-described agreements are fair and reasonable and as favorable to the Company as those which could have been obtained from unrelated third parties at the time of their execution.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater-than-ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during Fiscal 1998, and except as disclosed in the following paragraph, the Company's officers, directors and greater-than-ten-percent beneficial owners complied with all Section 16(a) filing requirements.

     The following persons made late filings of reports under Section 16(a) of the Exchange Act that related to transactions that occurred during Fiscal 1998:
Robert Pfannkuch and John Tu, directors of the Company, each filed one late Form 4 in connection with their respective grants of stock options in December 1998. In addition, the following persons each filed one amendment to their Form 5 in connection with their respective grants of stock options in December 1998 (reporting transactions which should have been reported on or prior to February 15, 1999): John AuYeung, Executive Vice President, Chief Operating Officer, Secretary and a director of the Company; Janet M. Biski, former Vice President, Chief Financial Officer and Secretary of the Company; Thomas R. Parkinson, a former executive officer of the Company; Jeffrey I. Scheinrock, a director of the Company; Stephen V. Sedmak, a director of the Company; Thomas W.T. Wan, Vice President and a director of the Company; Misako Yuen, co-trustee of the Thomas Yuen Family Trust; and Thomas C.K. Yuen, Chairman, Chief Executive Officer, a director of the Company and co-trustee of the Thomas Yuen Family Trust.

                        RELATIONSHIP OF THE COMPANY WITH
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors selected the firm of Deloitte & Touche LLP ("Deloitte & Touche"), independent certified public accountants, as auditors for Fiscal 1998 and has selected such firm to act as auditors for the fiscal year ending December 31, 1999. During Fiscal 1998, Deloitte & Touche also was engaged by the Company to provide certain consulting services. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

     If you want us to consider including a proposal in the Company's proxy materials relating to the annual meeting of stockholders to be held in the year 2000, you must submit such proposal to the Company no later than December 31, 1999. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, we will include it in the proxy statement and set it forth on the form of proxy issued for such annual meeting of stockholders. You should direct any such stockholder proposals to the attention of the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Also see "Voting Rights and Solicitation of Proxies -- Nominations for Directors" for a discussion relating to the Company's advance notice Bylaw concerning nominations of directors.

     With respect to any proposal that a stockholder of the Company presents at the annual meeting of stockholders to be held in the year 2000 that is not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act, the proxy for such annual meeting of stockholders will confer discretionary voting authority to vote on such stockholder proposal unless (a) the Company is notified of such proposal no later than March 23, 2000, and (b) the proponent complies with the other requirements set forth in Rule 14a-4 under the Exchange Act.

                                 ANNUAL REPORT

     YOU MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES REQUIRED TO BE FILED WITH THE SEC PURSUANT TO RULE 13A-1 OF THE EXCHANGE ACT. YOU MAY ALSO OBTAIN COPIES OF EXHIBITS TO THE FORM 10-K, BUT WE WILL CHARGE A REASONABLE FEE TO STOCKHOLDERS REQUESTING SUCH EXHIBITS. YOU SHOULD DIRECT YOUR REQUEST IN WRITING TO THE COMPANY AT THE ADDRESS OF THE COMPANY SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT, ATTENTION: MR. JOHN AUYEUNG, EXECUTIVE VICE PRESIDENT, CHIEF OPERATING OFFICER AND SECRETARY.

                                          By Order of the Board of Directors,

                                          /s/ John AuYeung
                                          --------------------------------------
                                          John AuYeung
                                          Executive Vice President,
                                          Chief Operating Officer and Secretary

Santa Ana, California
April 29, 1999

                                                                      APPENDIX A

                      SRS LABS, INC. AMENDED AND RESTATED
                 1996 NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN

SECTION 1. PURPOSE.

     The purpose of the SRS Labs, Inc. Amended and Restated 1996 Nonemployee Directors' Stock Option Plan (the "Plan") is to attract, retain and compensate highly qualified individuals to serve as members of the Board of Directors (the "Board") of SRS Labs, Inc. (the "Company") who are not current employees of the Company and to enable them to increase their ownership of shares of Common Stock, par value $.001 per share, of the Company ("Common Stock"). The Plan will be beneficial to the Company and its stockholders since it will allow these directors to have a greater personal financial stake in the Company through the ownership of Common Stock, in addition to underscoring their common interest and identification with stockholders in increasing the value of Common Stock.

SECTION 2. SHARES SUBJECT TO PLAN.

     The total number of shares of Common Stock with respect to which options may be granted under the Plan shall not exceed 250,000 (as adjusted pursuant to Section 7 hereof). Shares issued upon exercise of options granted under the Plan may be either authorized and previously unissued shares, issued shares which have been reacquired by the Company, or any combination thereof. In the event that any option granted under the Plan shall terminate, expire or, with the consent of the optionee, be canceled as to any shares of Common Stock, without having been exercised in full, new options may be granted with respect to such shares without again being charged against the maximum share limitations set forth above in this Section 2.

SECTION 3. ADMINISTRATION.

     The Plan shall be administered by a committee consisting of all directors who are not eligible to participate in the Plan (the "Committee"). Subject to the provisions of the Plan, the Committee shall be authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The Committee shall have no discretion with respect to the eligibility or selection of directors to receive options under the Plan, the times at which options shall be granted or shall become exercisable, the number of shares subject to any such options or the Plan, or the purchase price thereunder, except for adjustments as described in Section 7. The determination of the Committee in the administration of the Plan, as described herein, shall be final and conclusive and binding upon all persons, including, without limitation, the Company, its shareholders, and persons granted options under the Plan. The Secretary of the Company shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes hereof. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal substantive laws of the State of Delaware.

SECTION 4. ELIGIBILITY.

     All members of the Board who are not current employees of the Company or any of its subsidiaries at the time of an option award ("Nonemployee Directors") are eligible to participate in the Plan.

SECTION 5. OPTION AWARDS.

     (a) Initial Awards After the IPO. Each Nonemployee Director who was in office prior to the IPO Date and remains in office as of the IPO Date shall be granted options to purchase 10,000 shares of Common Stock. Such options shall be granted on the IPO Date. For purposes of the Plan, "IPO Date" means the date of the closing of the initial public offering of Common Stock pursuant to the Registration Statement on Form SB-2

(Registration No. 333-4974-LA) of the Company filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933 (the "IPO").

     (b) Future Awards.

          (i) Each Nonemployee Director who first becomes a member of the Board after the IPO Date shall be granted an option to purchase 10,000 shares of Common Stock (as adjusted pursuant to Section 7 hereof) automatically upon election to the Board.

          (ii) Each Nonemployee Director shall be granted an option to purchase 15,000 shares of Common Stock (as adjusted pursuant to Section 7 hereof) automatically effective as of the close of business on the date of each of the Company's Annual Meeting of Stockholders at which such Nonemployee Director is elected a Nonemployee Director.

     (c) Non-Statutory Stock Options. All options granted under the Plan shall be non-statutory options not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Each option granted under the Plan shall provide that such option shall not be treated as an "incentive stock option," as that term is defined in Section 422(b) of the Code.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

     All options granted under the Plan shall be evidenced by stock option agreements in writing (hereinafter referenced to as "option agreements"), in such form as the Committee may from time to time approve, executed on behalf of the Company by the Chairman of the Board, the President or any other authorized officer of the Company. Each option agreement shall be subject to the Plan, and, in addition to such other terms and conditions as the Committee may deem desirable, shall provide in substance as follows:

     (a) Purchase Price. The purchase price per share of Common Stock for which each option is exercisable shall be equal to 100% of the fair market value of a share of Common Stock as of the date such option is granted ("Fair Market Value"). Such Fair Market Value shall be, for any date, (i) the closing price of Common Stock on such date, if available, or, if there are no sales of Common Stock on such date or if a closing sales price is not available, (ii) the average of the "bid" and "asked" prices of Common Stock on such date, in each case as reported by the National Association of Securities Dealers Automated Quotation System or any national securities exchange on which Common Stock is then traded, or if (i) or (ii) are not available, the fair market value on such date as determined by the Committee in accordance with applicable law and regulations. The option price shall be subject to adjustment as provided in
Section 7 hereof.

     (b) Exercisability and Terms of Options. Subject to Section 6(c) hereof, each option granted pursuant to Section 5(a) and 5(b)(i) hereof shall be exercisable in full on the date of grant, and each option granted pursuant to
Section 5(b)(ii) hereof shall be exercisable in three equal annual installments commencing on the first anniversary of the date of grant, provided, however, that notwithstanding anything to the contrary, the third installment shall vest on the earlier of (i) the third anniversary of the date of grant or (ii) the date of the Company's annual meeting of stockholders held during the calendar year of the third anniversary of the date of grant. Each option granted under the Plan shall expire 10 years from the date of grant and shall be subject to earlier termination as hereinafter provided. If a Nonemployee Director subsequently becomes an employee of the Company while remaining a member of the Board, any options held under the Plan by such individual at the time of such commencement of employment shall not be affected thereby.

     (c) Cessation of Service. Except as hereinafter set forth, no option shall be exercisable after the date of cessation of an optionee's service as a director of the Company. Upon the death of an optionee at any time, all of the then outstanding options of such optionee shall become immediately exercisable. If an optionee's service ceases for any reason, such optionee's exercisable options may be exercised by the optionee within one year after such cessation of service. If an optionee shall die within such one-year period, or if cessation of his or her service shall have been due to such optionee's death, such options may be exercised at any time within one year after such death by the optionee's executor or administrator or by his or her distributee to whom such options may have been transferred by will or by the laws of descent and distribution. The foregoing provisions shall not extend the period during which an option may be exercised beyond the date it expires by its terms.

     (d) Manner of Exercise. Each option agreement shall provide that any option therein granted shall be exercisable only by giving in each case written notice of exercise, accompanied by full payment of the purchase price either (i) in cash (including check, bank draft, or money order, or wire or other transfer of funds, or advice of credit to the Company), (ii) in shares of Common Stock with a fair market value at the time of exercise that is equal to the purchase price or (iii) any combination of cash and shares of Common Stock which in the aggregate are equal in value to the purchase price. At the discretion of the Committee, the option agreement may provide that shares of Common Stock may be issued in the name of the optionee and another person jointly with the right of survivorship. All grants will provide for a deferred payment of the purchase price from the proceeds of sale through a bank or broker on the date of exercise of some or all of the shares of Common Stock to which the exercise relates.

     (e) Nontransferability. Each option agreement shall provide that any option therein granted is not transferable by the optionee other than (i) by will or by the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order, or (iii) as provided in the option agreement, to a transferee who may sell shares of Common Stock upon exercise of such option pursuant to the rules and regulations relating to use of a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (or any successor form). Such option (in whole or in part, as the case may be) may be exercised only by the optionee, such optionee's legal representative or permitted successor or a permitted transferee.

SECTION 7. ADJUSTMENT UPON CHANGES IN STOCK.

     The Board of Directors shall make or provide for such adjustments in the option price and in the number or kind of shares or other securities (including shares or other securities of another issuer) covered by outstanding options as the Board of Directors in its sole discretion, exercised in good faith, shall determine is equitably required to prevent dilution or enlargement of rights of optionees that would otherwise result from (a) any stock dividend, stock split, combination of shares, issuance of rights or warrants to purchase stock, spin-off, recapitalization or other changes in the capital structure of the Company, (b) any merger, consolidation, reorganization or partial or complete liquidations, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. The Board of Directors also shall make or provide for such adjustment in the number or kind of shares of the Company's capital stock or other securities (or in shares or other securities of another issuer) which may be acquired pursuant to options granted under the Plan and the number of such securities to be awarded to each optionee as the Board of Directors in its sole discretion, exercised in good faith, shall determine is appropriate to reflect any transaction or event described in the preceding sentence. In the event of any such transaction or event, the Board of Directors may provide in substitution for any or all outstanding options under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all options so replaced. In any case, such substitution of securities shall not require the consent of any person who is granted options pursuant to the Plan. The determination of the Board of Directors as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

SECTION 8. FRACTIONAL SHARES.

     No fractional shares shall be issued pursuant to options granted hereunder and any fractional share resulting from an adjustment pursuant to Section 7 hereof shall be eliminated.

SECTION 9. GOVERNMENT REGULATIONS.

     The Plan, the grant and exercise of options hereunder, and the Company's obligation to sell and deliver shares of stock pursuant to any such exercise, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or government agency as shall be required. The Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock prior to (i) the inclusion of such shares for quotation on the National Association of Securities Dealers Automated Quotation System and (ii) the completion of any registration or other qualification of such shares under any state or federal law or rulings or regulations of any government body, which the Company shall, in its sole discretion, determine to be necessary or advisable.

SECTION 10. TERM OF THE PLAN.

     The Plan shall become effective immediately upon the closing of the IPO (the "Effective Date"). The Plan shall terminate at such time as all of the shares of Common Stock authorized under Section 2 hereof have been granted. In the event that at any future grant date as determined under Section 5 hereof, the aggregate number of options to be granted at such time exceed the remaining options available under the Plan as determined in accordance with Section 2 hereof, the remaining options available shall be granted to the Nonemployee Director entitled to such grant, and if there is more than one such Nonemployee Director, then the remaining options shall be granted equally to such Nonemployee Directors on a pro-rata basis. Termination of the Plan, however, shall not affect outstanding options which have been granted prior to such termination, and all unexpired options shall continue in full force and operation after termination of the Plan, except as they shall lapse or terminate by their own terms and conditions, and the terms of the Plan shall continue to apply to such options.

SECTION 11. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN.

     (a) The Board of Directors, at any time and from time to time, may amend, suspend or terminate the Plan; provided, however, that (i) except as expressly authorized by the Plan, no such amendment shall increase the maximum number of shares specified in Section 2 of the Plan without the further approval of the shareholders of the Company and (ii) amendments revising the amount, price or timing of option awards shall not be made more frequently than once every six months unless necessary to comply with the Code, the Employee Retirement Income Security Act, or the rules thereunder.

     (b) Without the written consent of the optionee, no amendment, suspension or termination of the Plan shall adversely affect any option previously granted under the Plan, but it shall be conclusively presumed that any adjustment as provided in Section 7 does not adversely affect any such right.

SECTION 12. NO RIGHT TO CONTINUE AS DIRECTOR.

     Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that a director has a right to continue as a director for any period of time, or at any particular rate of compensation.

PROXY                                                                      PROXY


                PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
                                 SRS LABS, INC.

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
               DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE

The undersigned stockholder(s) of SRS Labs, Inc., a Delaware corporation (the "Company"), hereby appoints Thomas C.K. Yuen, John AuYeung, or either of them, proxies, each with full power of substitution, for and in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on June 10, 1999, and at any and all adjournments thereof, to vote all shares of the capital stock of said Company held of record by the undersigned on April 16, 1999, as if the undersigned were present and voting the shares.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF ANY DIRECTION, THE SHARES WILL BE VOTED FOR PROPOSAL 2, FOR THE NOMINEES NAMED IN PROPOSAL 1 ON THE REVERSE SIDE AND IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

       (CONTINUED AND TO BE VOTED, SIGNED AND DATED ON THE REVERSE SIDE)
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
                                 SRS LABS, INC.
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [ ]

THE LISTED NOMINEES AND THE PROPOSAL HAVE BEEN PROPOSED BY THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED AND "FOR" THE LISTED PROPOSAL.

  1. ELECTION OF DIRECTORS:

                                                                                                                   For All
                                                                                                                  Except as
                                                                                                                  Indicated
                                                                                               Withhold             to the
  Nominees for election to the Board of Directors as Class III Directors:     For All             All              Contrary
  Stephen V. Sedmak and Thomas C.K. Yuen                                       [   ]             [   ]               [   ]

     (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
     NOMINEE, WRITE THE NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

     --------------------------------------------------------------------

  2. Proposal to approve the Amended and Restated SRS Labs, Inc. 1996           For             Against             Abstain
     Nonemployee Directors' Stock Option Plan.                                 [   ]             [   ]               [   ]

  3. The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting.

                              I PLAN TO ATTEND THE MEETING [ ]

                              Please date this Proxy and sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If there is more than one trustee, all should sign. All joint owners should sign.



                              --------------------------------------------------
                                                   Signature


                              --------------------------------------------------
                                                   Signature


                              Dated:                              , 1999
                                    ------------------------------


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